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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): October 1, 2002

                          Commission File No. 333-72305
                          ADVANCED GLASSFIBER YARNS LLC
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       333-72305                 58-2407014
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

                                AGY CAPITAL CORP.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     333-72305-01               57-1072917
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                               2558 Wagener Road,
                           Aiken, South Carolina 29801
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code:  (803) 643-1501




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Item 5.    Other Events.

         On October 1, 2002, Advanced Glassfiber Yarns LLC (the "Company") announced that it had entered into an amendment and forbearance agreement (the "Agreement") with its senior secured lenders under the Company's senior secured revolving credit and term loan facility. A copy of the press release is attached hereto as Exhibit 99.1.

         Under the Agreement, the Company's senior lenders agreed, among other things, to extend the current forbearance period from September 27, 2002 to October 31, 2002 in connection with certain existing defaults under the credit facility, including, without limitation, the Company's non-payment of a scheduled principal payment due on September 30, 2002 in the amount of approximately $5.9 million. The terms of the Agreement also provide, among other things, that (i) all borrowings under the credit facility will accrue interest at a base rate plus the current applicable margin, (ii) outstanding loans under the credit facility will be subject to a borrowing cap of $35 million and (iii) the Company will retain the services of a restructuring officer and/or consultant within a specified time period. A copy of the Agreement is attached hereto as Exhibit 10.20, and is incorporated herein by reference.

         On October 7, 2002, the Company engaged Marc L. Pfefferle and Gary Bernhardy (both of Carl Marks Consulting Group LLC) as Chief Restructuring Officer and Chief Operating Officer, respectively. A copy of the press release announcing, among other things, the Company's retention of Marc L. Pfefferle and Gary Bernhardy is attached hereto as Exhibit 99.2.

Item 7(c).   Exhibits.

10.20 Sixth Amendment to Credit Agreement and Forbearance Agreement, dated as of September 27, 2002, among Advanced Glassfiber Yarns LLC, AGY
         Capital Corp., Lenders party thereto and Wachovia Bank, National Association, in its capacity as Administrative Agent for the Lenders.

99.1 Press Release dated October 1, 2002 announcing an amendment to its senior secured credit facility and including an update on the Company's restructuring discussions.

99.2 Press Release dated October 10, 2002 announcing the Company's new management.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 10, 2002

                                      ADVANCED GLASSFIBER YARNS LLC



                                      By: /s/ Catherine Cuisson
                                         --------------------------------------
                                          Catherine Cuisson
                                          Chief Financial Officer
                                          (Principal Accounting Officer)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 10, 2002

                                      AGY CAPITAL CORP.

                                      By: /s/ Catherine Cuisson
                                         --------------------------------------
                                          Catherine Cuisson
                                          Chief Financial Officer
                                          (Principal Accounting Officer)





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